                                                                    EXHIBIT 99.1

ANC RENTAL CORPORATION, ET AL.            CASE NO. 01-11200 JOINTLY ADMINISTERED

     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                FOR THE PERIOD AUGUST 1, 2003 TO AUGUST 31, 2003

                                                                CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                              ----------------------------    -----------------------------------
                                                                 ACTUAL        PROJECTED          ACTUAL            PROJECTED
                                                              ------------    ------------    ---------------     ---------------
Cash - Beginning of Period                                    $ 86,441,560    $ 54,130,000    $   101,226,814     $    99,778,000

Receipts:
        Credit Card and Local Deposits                        $179,794,262    $193,185,000    $ 3,630,845,113     $ 3,586,567,000
        Collections of Accounts Receivable                      51,541,642      33,495,000      1,101,764,371         699,009,000
        Other Receipts                                          52,843,847      22,195,000        823,620,044         479,065,000
                                                              ------------    ------------    ---------------     ---------------
Total Receipts                                                $284,179,751    $248,875,000    $ 5,556,229,528     $ 4,764,641,000

Disbursements:
        US Trustee Fees Paid                                  $         --    $         --    $       545,750     $            --
   4    Fleet Operating Expenses                                10,951,207      12,851,000        299,081,703         312,020,000
  5a    Personnel - Net Cash Payroll                            17,241,995      17,584,041        449,560,518         424,986,360
  5b    Personnel - Payroll Taxes Paid                           6,143,915       6,265,798        169,787,997         157,270,431
  5c    Personnel - Benefits Payments                            6,891,551       7,028,265        136,840,970         127,797,144
  5d    Personnel - Payments of Garnishments Withheld              158,746         161,895          3,826,406           3,624,310
   6    Travel Expenses Paid                                       318,601         683,000          9,376,222          10,330,000
   7    Fuel Payments For Rental Fleet                           4,298,993       4,294,000         85,283,574          95,698,000
   8    Airport - Agency - Concession Fees Paid                 16,595,633      18,685,000        359,357,553         222,796,000
   9    Insurance Payments All                                   7,766,399      10,188,000        208,463,462         239,609,000
  11    Facility and Other Fixed Operating Expenses Paid        14,114,825      12,375,000        361,131,381         266,075,000
  13    Travel Agency Tour Operator Commission Payments          6,227,559       7,105,000        151,241,558         162,932,000
  14    Advertising Payments                                     3,790,697       7,126,000        100,077,862         140,807,000
  15    IT Consulting Payments                                   4,937,176       5,358,000        102,404,056          94,984,000
  16    IT Other Cash Payments                                   1,454,853         676,000         37,933,739          82,515,000
  17    Sales Taxes and Other Taxes Paid                        18,325,811      23,287,000        428,505,593         500,829,000
  18    Professional Fees Paid - Ordinary Course                   896,171         932,000         27,086,154          14,703,000
  19    Professional Fees Paid - Bankruptcy Professionals        1,524,615         697,000         43,713,633          44,993,000
  20    Other Miscellaneous Operating Expenses Paid             12,233,615       1,098,000        178,111,023          69,396,000
  23    Capital Expenditures                                     1,601,957       1,081,000         29,027,549          94,370,000
  24    Interest and Financing Fees Paid                         3,499,743         491,000         54,226,804          40,294,000
  25    Vehicle Holding Costs Paid                              85,723,809      96,932,000      1,716,193,137       1,544,118,000
 25.1   Fleet Purchase Payments and Financing Enhancements      40,342,246      11,000,000        596,098,502         362,954,000
  26    Working Capital Fundings to Subsidiaries                        --              --          4,000,000           6,000,000
                                                              ------------    ------------    ---------------     ---------------
        Total Disbursements                                   $265,040,117    $245,899,000    $ 5,551,875,148     $ 5,019,101,245

        Net Cash Flow                                           19,139,634       2,976,000          4,354,380        (254,460,245)
                                                              ------------    ------------    ---------------     ---------------
        Cash at End of Period                                 $105,581,194    $ 57,106,000    $   105,581,194     $  (154,682,245)
                                                              ============    ============    ===============     ===============


Notes: "Projected" amounts for the month of August posted from the 2003 Cash
       Collateral Budget.

       Beginning Projected Balance for March '03 adjusted to 2003 Cash Collateral Beginning Balance and carried forward.

       Projected amounts for the Filing Period to Date reflect a combination of:
          a. original cash budget
          b. revised cash budget of February 15, 2002
          c. Cash Collateral Budget of 2003

       Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

       Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
AUGUST 31, 2003



                            ASSETS

Cash & Cash Equivalents                                 $   104,927,204
Restricted Cash                                                 653,990
Receivables, net                                            140,812,367
Prepaid Expenses                                             50,914,593
Revenue Earning Vehicles, net                               (48,340,712)
Property Plant & Equip, net                                 184,410,118
Investment in Subsidiaries                                3,890,335,909
Other Assets                                                 77,798,660
                                                        ---------------
   TOTAL ASSETS                                         $ 4,401,512,129
                                                        ===============

              LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                        $   127,943,012
Estimated Debt - Vehicle Rental                              15,416,026
Accrued Liabilities                                         242,216,299
Insurance Reserves                                          276,829,915
Other Debt                                                  381,802,148
Deferred Income Taxes                                       253,710,734
Interest Rate Hedges at Fair Value                           82,260,000
Due to Affiliates                                            17,612,912
Other Liabilities                                            85,706,959
                                                        ---------------
   TOTAL LIABILITIES                                      1,483,498,005

Shareholders' Equity                                      2,918,014,124
                                                        ---------------
   TOTAL LIABILITIES & SHAREHOLDERS' EQUITY             $ 4,401,512,129
                                                        ===============


The Summary Combined Balance Sheet represents the combined balance sheets of the legal entity Debtors only and does not include either the elimination of inter-company transactions and investments as required under Generally Accepted Accounting Principles or the balance sheets of the Non-Debtors. Had inter-company transactions been eliminated and the balance sheets of the Non-Debtors, which are also wholly owned subsidiaries, been included and consolidated, Investments in Subsidiary would have been fully eliminated, Due to Affiliates would have been fully eliminated and Shareholders' Equity (Deficit) would have been ($618) million. A non-consolidated combining balance sheet has the effect of artificially inflating inter-company assets, inter-company liabilities and shareholders' equity (deficit). Nevertheless such presentation is required by the Operating Guidelines and Reporting Requirements established by the Office of the United States Trustee.

ANC RENTAL CORPORATION, ET AL.,
CASE NUMBER 01-11200 JOINTLY ADMINISTERED
COMBINED STATEMENT OF OPERATIONS
FOR THE PERIODS AS INDICATED

                                                                             FOR THE PERIOD
                                                           FOR THE ONE         11/13/2001
                                                           MONTH ENDED          THROUGH
                                                           08/31/2003          08/31/2003
                                                          ------------       --------------
Total Revenue                                              193,356,079        3,641,274,421

Direct Operating Costs                                      72,664,526        1,741,702,823
Vehicle Depreciation, net                                   64,863,100        1,454,238,687
SGA                                                         29,471,929          754,122,928
Amortization of Intangibles                                         --              305,027
Transition Cost                                              5,277,083          195,181,879
Interest Income                                               (138,197)          (4,325,335)
Interest Expense                                             2,087,117           92,803,036
FMV Stand Alone Caps                                         1,870,593           66,689,319
Other (income)/expense net                                     (91,437)         120,271,340
                                                                    --
                                                          ------------       --------------
Net Income                                                  17,351,365         (779,715,283)
                                                          ============       ==============


Note: Obligations incurred by ANC Management
Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental
Corporation then charged to the respective subsidiary by way of an intercompany charge.